UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2026
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Central Bancompany, Inc.
(Exact name of registrant as specified in its charter)
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Missouri (State or other jurisdiction of incorporation or organization)	001-42965 (Commission File Number)	43-0959114 (I.R.S. Employer Identification Number)
238 Madison Street Jefferson City, MO 65101
(Address of principal executive offices and zip code)
(573) 634-1111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	CBC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 - Results of Operations and Financial Condition
On April 28, 2026, Central Bancompany, Inc. (“the Company”), the bank holding company for The Central Trust Bank, issued a press release announcing the financial results for the Company for the quarter ended March 31, 2026. A copy of the press release is attached as Exhibit 99.1 and the information is hereby incorporated by reference herein. The Company does not incorporate by reference information presented at any website referenced in the press release.
Item 7.01 - Regulation FD Disclosure
The Company is furnishing a copy of materials that will be used in the Company's shareholder conference call at 9:00 a.m. CT on April 28, 2026. A copy of the materials is attached as Exhibit 99.2 and will be available on the Company’s investor relations website https://investor.centralbank.net. The call can be accessed via this same website or by using the following link: https://edge.media-server.com/mmc/p/wujracdi. A recorded replay of the conference call will be available on the website after the call’s completion. The materials are dated April 28, 2026, and the Company disclaims any obligation to correct or update any of the materials in the future.
The information contained in Item 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission (“SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release of Central Bancompany, Inc. dated April 28, 2026, containing information for the quarter ended March 31, 2026

99.2	Quarterly Investor Relations Presentation for the quarter ended March 31, 2026

104	The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL BANCOMPANY, INC.

Date:	April 28, 2026	By:	/s/ James K. Ciroli
Name: James K. Ciroli
Title: Chief Financial Officer (Principal Financial Officer and Authorized Officer)